UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 31, 2005

CFS BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

INDIANA
(State or Other Jurisdiction of Incorporation)

000-24611	35-2042093
(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321
(Address of Principal Executive Offices)	(Zip Code)

(219) 836-5500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On October 31, 2005, CFS Bancorp, Inc. (the "Company") issued a press release announcing the approved change of the official name of its wholly-owned thrift subsidiary to “Citizens Financial Bank.”For additional information, reference is made to the Company’s press release, dated October 31, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

ITEM 9.01 Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

The following exhibit is filed herewith.

Exhibit Number   Description

99.1	Press release dated October 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CFS BANCORP, INC.

Date: November 4, 2005	By:	/s/ Brian L. Goins
Brian L. Goins
Senior Vice President - Corporate Counsel

THOMAS F. PRISBY, CHAIRMAN
CFS Bancorp, Inc.
707 Ridge Road — Munster, Indiana 46321-1678

PRESS RELEASE
October 31, 2005

FOR IMMEDIATE RELEASE

CONTACT: Thomas F. Prisby, Chairman of the Board and Chief Executive Officer
219-836-5500

CITIZENS FINANCIAL ANNOUNCES NAME CHANGE

MUNSTER, IN - October 31, 2005 - Citizens Financial Services, FSB, (the “Bank”), announced that its Board of Directors and its federal regulator have approved a change of the Bank’s official name to “Citizens Financial Bank.”

Thomas F. Prisby, Chairman of the Board and Chief Executive Officer stated, "Our Board feels strongly that this name change reflects our continued focus on our core business of providing community-oriented retail and commercial banking services. We expect that the new name will help members of the newer communities that we serve to better understand who we are and what we do.”

CFS Bancorp, Inc. (the “Company”) is the parent of Citizens Financial Services, FSB, a $1.3 billion asset federal savings bank that provides community banking services at 22 locations throughout adjoining markets in Chicago's south and western suburbs and Northwest Indiana. The Company's stock trades on the Nasdaq National Stock Market® under the symbol "CITZ."

# # #

This press release contains certain forward-looking statements and information relating to the Company that is based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements include but are not limited to statements regarding option expense, vesting and income levels. In addition, the words “anticipate,”“believe,”“estimate,”“expect,”“indicate,”“intend,”“should,” and similar expressions, or the negative thereof, as they relate to the Company or the Company’s management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. One or more of these risks may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.